UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2011
U.S. BANCORP
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (651) 466-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On June 3, 2011, U.S. Bancorp (the “Corporation”) executed an Amendment to its Replacement Capital Covenants, dated as of August 30, 2006, February 1, 2007, March 17, 2008 and June 10, 2010 (together, the “Replacement Capital Covenants”). The Corporation executed the Replacement Capital Covenant, dated as of August 30, 2006, in favor of and for the benefit of each Covered Debtholder in connection with the issuance by the Corporation of $766,000,000 aggregate principal amount of its 6.60% Income Capital Obligation Notes due 2066 to USB Capital XI (“Trust XI”), and the issuance by Trust XI of $765,000,000 aggregate liquidation amount of its 6.60% Trust Preferred Securities. The Corporation executed the Replacement Capital Covenant, dated as of February 1, 2007, in favor of and for the benefit of each Covered Debtholder in connection with the issuance of $536,000,000 aggregate principal amount of the Corporation’s 6.30% Income Capital Obligation Notes due 2067 to USB Capital XII (“Trust XII”), and the issuance by Trust XII of $535,000,000 aggregate liquidation amount of its 6.30% Trust Preferred Securities. The Corporation executed the Replacement Capital Covenant, dated as of March 17, 2008, in favor of and for the benefit of each Covered Debtholder in connection with the issuance of 20,000 shares of its Series D Non-Cumulative Perpetual Preferred Stock. The Corporation executed the Replacement Capital Covenant, dated as of June 10, 2010, in favor of and for the benefit of each Covered Debtholder in connection with the issuance of 5,746.22 shares of its Series A Non-Cumulative Perpetual Preferred Stock.
The intent and effect of the Amendment is (i) to recognize, for purposes of calculating qualified replacement capital, the proceeds received by the Corporation from the sale of certain securities, including but not limited to Common Stock, rights to acquire Common Stock, Qualifying Preferred Stock and Mandatorily Convertible Preferred Stock, after June 3, 2011 (the effective date of the Amendment) without regard to the date of such issuance, and (ii) to permit the Corporation to designate any one of the series of Eligible Debt to become the Covered Debt on and after a Redesignation Date.
Capitalized terms used but not defined in this Item 8.01 have the meanings set forth in the Replacement Capital Covenants, as amended.
The Replacement Capital Covenants are attached as Exhibits 99.1, 99.2, 99.3 and 99.4 and incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 99.5.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

99.1	Replacement Capital Covenant, dated as of August 30, 2006, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K/A filed on September 5, 2006).

99.2	Replacement Capital Covenant, dated as of February 1, 2007, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on February 1, 2007).

99.3	Replacement Capital Covenant, dated as of March 17, 2008, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on March 18, 2008).

99.4	Replacement Capital Covenant, dated as of June 10, 2010, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on June 10, 2010).

99.5	Amendment to Replacement Capital Covenants, dated as of June 3, 2011, amending the Replacement Capital Covenants, dated as of August 30, 2006, February 1, 2007, March 17, 2008 and June 10, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
Date: June 3, 2011	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Replacement Capital Covenant, dated as of August 30, 2006, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K/A filed on September 5, 2006).

99.2	Replacement Capital Covenant, dated as of February 1, 2007, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on February 1, 2007).

99.3	Replacement Capital Covenant, dated as of March 17, 2008, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on March 18, 2008).

99.4	Replacement Capital Covenant, dated as of June 10, 2010, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on June 10, 2010).

99.5	Amendment to Replacement Capital Covenants, dated as of June 3, 2011, amending the Replacement Capital Covenants, dated as of August 30, 2006, February 1, 2007, March 17, 2008 and June 10, 2010.